UNSECURED NOTES PAYABLE	12 Months Ended
Mar. 31, 2023
Unsecured Notes Payable
UNSECURED NOTES PAYABLE

NOTE 12. UNSECURED NOTES PAYABLE

The following is a roll-forward of current notes payable:

(In thousands)	iOx	Total
Balance, April 1, 2021	$150	$150
Exchange of notes payable and accrued interest for iOx shares	(150)	(150)
Balance, March 31, 2022	$–	$–
Balance, March 31, 2023	$–	$–

iOx Unsecured Notes Payable

On September 8, 2021, the Company, through SalvaRx, completed a settlement of loans (including interest) to and receivables from iOx for services rendered in exchange for 23,772 ordinary shares of iOx at a price of £162. Simultaneously, the Company entered into an agreement with Oxford Sciences Innovation, Plc (“OSI”), the holder of $0.15 million notes plus accrued interest under which OSI exchanged the notes plus accrued interest for 820 shares of iOx. The Company followed the guidance provided by an IFRS Discussion Group Public Meeting dated November 29, 2016, following the general tenets of IAS 39, “Financial Instruments: Recognition and Measurement,” and IFRIC 19, “Extinguishing Financial Liabilities with Equity Instruments,” and recorded the exchange at historical cost. Additionally, no profit or loss was recorded in connection with the exchange. As a result of these transactions, the Company, through SalvaRx, increased its ownership of iOx from 60.49% to 78.32%. See Note 19, “Related Party Transactions,” for a further discussion.